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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    May 26, 2004  (May 25, 2004)
                                                --------------------------------


                        Princeton National Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


            0-20050                                  36-3210283
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    (Commission File Number)               (IRS Employer Identification No.)


606 South Main Street
Princeton, Illinois                                           61356
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(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code     (815) 875-4444
                                                  ------------------------------









                       Exhibit Index is located on page 4.





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ITEM 5.      OTHER EVENTS

         On May 25, 2004, the Registrant mailed a letter to its stockholders concerning the results of the annual meeting of stockholders and the results of the 1st quarter of 2004. The letter to stockholders dated May 25, 2004 is attached hereto as Exhibit 99 and incorporated herein by reference.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

             (c)      Exhibits:

                      Exhibit 99       May 25, 2004 Letter to Stockholders










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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PRINCETON NATIONAL BANCORP, INC.
                                                 (Registrant)


                                       By:   /s/Tony J. Sorcic
                                          ------------------------------------
                                             Tony J. Sorcic, President and
                                             Chief Executive Officer


Dated: May 26, 2004









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                                  EXHIBIT INDEX


NUMBER                     DESCRIPTION
------                     -----------

 99                        May 25, 2004 Letter to Stockholders













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